Exhibit 99.2 Zelicapavir Update June 18, 2026 1

Forward Looking Statements Disclaimer This presentation contains forward-looking statements concerning our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our research and development programs, our business and the industry in which we operate. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, as well as other comparable terminology. These forward-looking statements include, but are not limited to, statements about overall trends, royalty revenue trends, research and clinical development plans and prospects, liquidity and capital needs and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions. These forward-looking statements are based on our management’s current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. These forward-looking statements are not guarantees of future performance or results and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this presentation may turn out to be inaccurate. Please refer to the risk factors described or referred to in “Risk Factors” in Enanta’s most recent Annual Report on Form 10-K, and other periodic reports filed with the Securities and Exchange Commission. Enanta cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These statements speak only as of the date of this presentation, and Enanta undertakes no obligation to update or revise these statements, except as may be required by law. © 2026 Enanta Pharmaceuticals, Inc. | 2

Enanta Overview Clinical-stage All compounds biotechnology company discovered in dedicated to creating house, leveraging small molecule deep expertise in drugs for virology & medicinal chemistry, drug immunology indications 2 products approved with discovery & development Founded: 1995 STRONG CASH Public: 2013 POSITION CURED >1 million • Ongoing HCV royalties WHOLLY patients • $227M in cash at 4 Clinical-stage with OWNED March 31, 2026 2 Preclinical Hepatitis C PROGRAMS Virus © 2026 Enanta Pharmaceuticals, Inc. | 3

Enanta Pipeline

	DISEASE	TARGET	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	MARKET
Virology: Liver	**Hepatitis C Virus**	Protease	**Glecaprevir***					MAVYRET (glecaprevir/pibrentasvir)
Virology: Respiratory	**Respiratory Syncytial Virus**	N-Protein	**Zelicapavir**			***High-Risk Adults***		
			Zelicapavir			***Pediatrics***		
		L-Protein	**EDP-323**		***(challenge study)***			
	COVID-19	3CL Protease	**EDP-235****			***SPRINT***		
Immunology: Type 2 Immune Diseases***	**Chronic Spontaneous Urticaria (CSU)**	KIT	**EDP-978**					
	Atopic Dermatitis (AD)	STAT6	**EPS-3903**					
	CSU/AD	MRGPRX2						

*Fixed-dose antiviral combination contains glecaprevir and AbbVie's NS5A inhibitor, pibrentasvir. Marketed by AbbVie as MAVYRET® (U.S.) and MAVIRET® (ex-U.S.).
**Continued development dependent on a future collaboration.
***Initial indications. Potential future indications include Asthma, Chronic Inducible Urticaria (CIndU), Eosinophilic Esophagitis (EoE); Prurigo Nodularis (PN), Migraine and others.

© 2026 Enanta Pharmaceuticals, Inc. | 4

Zelicapavir RSV Treatment Opportunity Summary

First-in-Disease Asset

- Enanta pioneering development with zelicapavir, a potential **first-in-disease RSV treatment**
- **First direct-acting therapeutic to demonstrate efficacy** in adults at high risk for severe RSV
- **Resolved symptoms ~7 days faster** and **reduced hospitalization by 66%** (Phase 2b)

Path to Approval

- **Single Phase 2b/3** is a registrational path in high-risk adults
- Primary endpoint: **Complete resolution of symptoms** as measured by RiiQ™
- **Registrational development** to start 4Q 2026 with **Phase 2b results expected 2027**
  - Additional expansion opportunities in pediatrics and other high risk adult populations

Addresses Significant Unmet Need

- Despite preventatives, treatments needed as RSV is a major disease burden causing **3.6m – 6.8m outpatient visits** and **190k – 370k hospitalizations** each year in the US[1]
- Potential **addressable population of >3 million patients** in the US; with an **RSV market potential of up to ~$3.5B**[2]

1. During the 10/2024-9/2025 season per CDC https://www.cdc.gov/rsv/php/surveillance/burden-estimates.html
2. Assumes patient numbers and pricing in the year 2026

© 2026 Enanta Pharmaceuticals, Inc. | 5

Respiratory Syncytial Virus: Disease Overview & Market Opportunity 6

Enanta Pharmaceuticals

Respiratory Syncytial Virus (RSV)

Causes severe lung infections, including bronchiolitis (infection of small airways in the lungs) and pneumonia. No safe and effective treatments are currently approved.

RSV Burden Estimates[1]

(2024 - 2025 U.S.)

Outpatient visits	Hospitalizations	Deaths
up to 6.8M	up to 370K	up to 24K

Populations at higher risk for severe illness

- Pediatrics (infants and young children)
- High-risk adults (e.g.; >65 yrs, COPD, asthma, CHF)
- Immunocompromised (e.g.; HIV, transplant)

Significant Unmet Need for Antivirals

- Adult vaccines have sub-optimal adoption
  - Not recommended for all FDA-approved patient groups
  - Vaccine adoption for elderly: ~35% (shingles[2]) to <50% (flu[3])
- Pediatric prophylaxis only provides passive immunity; will shift first infection to next season
  - Antibody approach has a low barrier to resistance
- Breakthrough infections can occur despite prophylaxis

1. CDC Preliminary Estimates of RSV Burden for 2024-2025; for period: 9/29/24-9/27/25 2. Terlizzi EP et al. *NCHS Data Brief*. 2020; Age 60+ 3. CDC Influenza Vaccination Coverage, Adults 65+

© 2026 Enanta Pharmaceuticals, Inc. | 7

Physicians Report High Unmet Need for RSV, Driven by Lack of Treatment

Enanta Pharmaceuticals | TRINITY

Average Unmet Need
(Average rating on a 7-point scale where 1= no unmet need and 7= extremely high unmet need)



Inpatient Unmet Need
Outpatient Unmet Need
1
Low
4.6
5.4
7
High

Unmet Need

- Physicians desire an **efficacious** and **indicated** treatment that **curtails the progression of disease, decreases symptom severity, and minimizes duration of illness**
  - An ideal treatment would be **given early, similar to PAXLOVID® and TAMIFLU®**
- ER and hospital physicians particularly note desire for a treatment to **decrease the length of stay**, yet note **minimal side effects** is an important trade-off consideration
- Currently available **prevention lowers** rating down from extremely high

> *"There really is no anti-viral treatment for RSV. **It may require a visit to the ER or hospital, that's really frustrating.** "*
> – Non-hospital Pediatrician

> *"**A lot of patients respond with symptomatic management but there's not much else for those who don't.** We're kind of stuck and don't have true satisfaction for RSV treatment."*
> – Hospital Pediatrician

> *"I'm pretty satisfied with supportive care but its not a treatment. **We don't have antiviral medication for RSV – that is the greatest unmet need."***
> – Non-hospital Pediatrician

> *"**It would be nice if there was something like Paxlovid or Tamiflu.** Something that can be taken early and reduce risk of symptoms"*
> – Hospital Internal Medicine / Pulmonologist

Source: Trinity Primary US Market Research 2024 (n=27)

© 2026 Enanta Pharmaceuticals, Inc.
| 8

Epidemiology: RSV Infections in the US Adult Population

At Least 1.2 Million "HR3" Adults at High Risk for Severe RSV



Most prevalent and highest risk for hospitalization
1600
1400
1200
1000
800
600
400
200
0
More common
No. of Hospitalizations
Asthma
Type 2 Diabetes
COPD
Chronic Kidney Disease
CHF
Most common & highest risk
Immuno-compromised
Cancer
≥75 Years
Pulmonary Fibrosis
Cystic Fibrosis
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
Hospitalization Rate
More risk

Data from ~67,000 outpatient RSV infections that led to hospitalizations across the US[1]



~1.2M addressable high-risk "HR3" adult RSV outpatients
Additional ~0.6M CKD and IC patients
HR3
CKD / IC
460K
700K
295K
270K
≥75
COPD / CHF < 75
CKD < 75
IC < 75

3.25M total adult RSV outpatient & emergency department visits[2]; estimate of adults <75 yrs: 26% with COPD / CHF, 11% with CKD, 10% with IC[1] adjusted for 35% co-morbidity overlap[3]. Assumes impact of vaccines higher in age 75+ (10%) than COPD / CHF / CKD / IC < 75 (2%)

CHF: Congestive Heart Failure; COPD: Chronic Obstructive Pulmonary Disease; HR3: Patients with CHF, COPD, or age ≥75; IC: Immunocompromised CKD: Chronic Kidney Disease

1. Landi, SN et al. *JAMA Netw Open*. 2024 2. McLaughlin JM et al. *Open Forum Infect Dis*. 2022 3. Horn EK et al. *Influenza Other Respir Viruses*. 2025

© 2026 Enanta Pharmaceuticals, Inc. | 9

Epidemiology: RSV Infections in the US Pediatric Population ~1.5 Million Pediatrics at High Risk for Severe RSV 1 Despite RSV prophylaxis : Hospitalizations still occur in eligible population (0-7 mo) ~1.5M at-risk addressable pediatric RSV outpatients Passive protection may shift events to subsequent seasons (8-60 mo) After Before prophylaxis prophylaxis (2024-25) (2018-20) ~70% protected 15.0 against LRTD due 1040K to prophylaxis 0 – 7 months 8.5 6.7 8 – 19 months 5.0 470K 590K At-risk 470K 2.5 19 - 60 months 1.5 0-11 months 12-23 months 24-36 months 2 Based on ~2.1m RSV outpatient and emergency department visits for ages 0 - 2 years before prophylaxis . US RSV-NET ~15,000 hospitalizations Assumptions: incidence age 24-36 mo 20% less than age 12-23 mo; 90% adoption of infant mAb/maternal 3,4 vaccine with protection rates against RSV LRTD higher for mAb (~90%) than vaccine (~60%) LRTD: Lower Respiratory Tract Disease. RSV-NET: Respiratory Syncytial Virus Hospitalization Surveillance Network 1. Patton ME et al. MMWR. 2025. 2. Lively JY et al. J of the Pediatric Infect Dis Soci 2019 3. Hsiao et al. Pediatrics. 2025 4. ABRYSVO USPI © 2026 Enanta Pharmaceuticals, Inc. | 10 Hospitalization rate per 1000

Rapid At-Home RSV Tests Now Widely Available:
Increase RSV Diagnosis & Enable a Test-to-Treat Model

Enanta Pharmaceuticals

Combination Respiratory Viral Tests Now Available

- Self-test for RSV, FluA/B and COVID (1st FDA approval in 2025)
- Quick results ~15 mins, appropriate for pediatrics and adults

Commercially available tests in major markets


NEW
Flowflex PLUS
RSV + Flu A/B + COVID
Home Test

iHealth
COVID-19
Flu A&B
RSV


Dual Benefit

- Potential to accelerate patient enrollment in clinical trials
- Increase in RSV diagnosis drives expanded commercial opportunity
  - 70% of US adults would test at home if they suspected COVID-19 in post-pandemic era[1]
  - >2-times more likely to test if they have risk factors (increasing age, declining health status)




touch


1. Fisher et al, *JAMA Network Open*, 2025

© 2026 Enanta Pharmaceuticals, Inc. | 11

Payers Recognize High RSV Disease Burden and Unmet Need, with Limited Management for Antivirals

Enanta Pharmaceuticals | TRINITY

Limited Pricing Pressure on Antivirals

- **Declining payer focus on respiratory viral infections:** post-pandemic & availability of prophylactics
- Respiratory antivirals have **limited management** as a "rapid-access" category given strong public benefit & potential downstream infection complications

Zelicapavir Viewed Positively by Payers, Addressing RSV Disease Burden

- Payers recognize **high disease burden** and **unmet need** for high-risk RSV patients
- Surveyed payers believe that **zelicapavir's data package would justify pharmacy coverage**
- **Restrictions**, if any, are **dependent on pricing**

> *Typically we manage respiratory therapies with quantity limits… Due to the acute nature of the treatment and* ***needed to start in a time-sensitive manner, you're not seeing a lot of PAs in place****. Paxlovid is covered preferred brand here with the quantity limits. Tamiflu preferred generic with the quantity limit."*
>
> – IDN

> *Among adults, the* ***elderly*** *and those with* ***chronic conditions*** *such as COPD or congestive heart failure face a* ***higher RSV disease burden*** *than healthier adults, with more severe symptoms and a greater risk of hospitalization."*
>
> – PBM

COPD: Chronic Obstructive Pulmonary Disorder; IDN: Integrated Delivery Network; PBM: Pharmacy Benefit Manager; PA: Prior Authorization
Source: Trinity Primary US Market Research 2026 (n=15)

© 2026 Enanta Pharmaceuticals, Inc. | 12

Multi-Billion Dollar Global Market Opportunity for an RSV Antiviral

Up to 4M Addressable Patients with RSV in the United States[1]


~4M
~1.3M
~1.2M
~1.5M
US Patients with RSV

***Additional High-Risk Adults*:** CKD, IC, T2DM, ONC

***HR3 Adults*:** CHF, COPD, Age ≥ 75 yrs

***Pediatrics*:** Age < 3 yrs

Multi-Billion $ Global Revenue Potential[2]

~$2.6B–3.5B

- Additional High-Risk Adults
- HR3 Adults
- Pediatrics

~$1.8B–2.4B (HR3 Adults and Pediatrics)

CHF: Congestive Heart Failure, CKD: Chronic Kidney Disease, COPD: Chronic Obstructive Pulmonary Disease, HR: High Risk; IC: Immunocompromised, ONC: Oncology, T2DM: Type 2 Diabetes Mellitus

1. Addressable patients based on outpatient visits adjusted for: anticipated adoption & efficacy of RSV vaccination/prophylaxis; presence of selected comorbidities for adults. Pediatrics: Lively JY et al. *J Pediatr Infect Dis Soc* 2019; Hsiao A et al. *Pediatrics.* 2025; ABRYSVO USPI Adults: Landi SN et al. *JAMA Netw Open.* 2024; Horn EK et al. *Influenza Other Respir Viruses.* 2025; McLaughlin JM et al. *Open Forum Infect Dis.* 2022
2. Peak sales forecast (2035); Based on primary market research and Enanta internal modeling that accounts for diagnosis, treatment and prescription fill rates.

© 2026 Enanta Pharmaceuticals, Inc. | 13

Zelicapavir: Clinical Overview & Development Path 14

Zelicapavir (EDP-938): N-Protein Inhibitor for RSV • Only N-inhibitor in clinical development for RSV RSV – Replication inhibitor: shuts down the production of new virions (vs. fusion inhibitors which block viral entry) • Granted Fast Track designation by the FDA • Strong preclinical profile – Nanomolar potency against RSV-A and RSV-B – Antiviral potency across all clinical isolates tested – High barrier to resistance – Synergistic activity and no cross-resistance with other drug mechanisms (e.g. L-inhibitors) • Favorable safety and efficacy profile in clinical studies – Challenge study showed statistically significant (p<0.001) reduction in viral load and clinical symptoms – High barrier to the development of clinical resistance – Well-tolerated in more than 700 people dosed © 2026 Enanta Pharmaceuticals, Inc. | 15

RSV Development Goal: Treatment for Patients at High-Risk for Severe RSV Infection Leading portfolio of RSV replication inhibitors with potential for first-in-disease (zelicapavir) and best-in-disease (EDP-323) treatments and ability for combination Age ≥65 years Zelicapavir High-Risk Adult Positive Phase 2b Results Chronic heart or lung disease Phase 2b Study (e.g. COPD, CHF, asthma) Zelicapavir Pediatric Infants and young children Positive Phase 2 Results Phase 2 Study High-risk populations have reduced RSV immunity, resulting in a higher and longer duration of viral load and greater disease severity © 2026 Enanta Pharmaceuticals, Inc. | 16

Zelicapavir Pediatric Program: First-in-Pediatric Phase 2 Study Design Primary Objective Double-Blind Inclusion Criteria Treatment Phase • Hospitalized or outpatient pediatric Overall: Part 1: patients with RSV Antiviral activity MAD vs Placebo of zelicapavir • Symptom onset within 3 23 Day N=96 across all patients days Follow-up Part 2: • Age: Part 1: Selected dose from Safety and PK ‒ ≥28 days – <6 months Part 1 vs Placebo Part 2: ‒ ≥6 months – ≤36 Antiviral activity months Day 1 Day 5 Day 28 First zelicapavir pediatric study: safety, dose selection, and virology © 2026 Enanta Pharmaceuticals, Inc. | 17 Trial Design

Zelicapavir Pediatric Program: First-in-Pediatric Phase 2 Study Summary • Well-tolerated, with favorable safety profile – No adverse events leading to treatment discontinuation or study withdrawal Primary Objectives of Study • Antiviral effect observed for the primary and secondary virology endpoints in overall population üOverall: Antiviral activity of zelicapavir across all patients • Viral load decline of 1.4 log at the end of treatment in Part 2 • Viral load decline of 1.2 log at Day 5 observed in prespecified üPart 1: Safety and PK subset of patients randomized within 3 days of symptom onset üPart 2: Antiviral activity • RSV Signs/Symptoms – ReSViNET: Reduced the time to complete symptom resolution by 1.6 days and 3.7 days – RESOLVE-P: Trend toward greater sign/symptom reduction with zelicapavir in a small dataset Data support further clinical development of zelicapavir in pediatrics RESOLVE-P: RESpiratory ObservabLE Reported Outcome-Pediatric; Enanta’s proprietary ObsRO © 2026 Enanta Pharmaceuticals, Inc. All rights reserved. © 2026 Enanta Pharmaceuticals, Inc. | 18

Zelicapavir Pediatric Program: Phase 2b Study Design Primary Objective Double-Blind Treatment Phase Randomized 1:1 Time to complete symptom Inclusion Criteria resolution as measured by RESOLVE-P Placebo (QD) • Pediatric outpatients 28 Day with RSV N=150 Follow-up • Symptom onset within 3 Secondary Objective days Zelicapavir (QD)* • Age 28 days - 36 months Safety, virology, additional clinical efficacy measures Day 1 Day 7 Day 35 Study to start in 3Q 2026; Phase 2b topline data in 2027 *Doses are 5mg/kg for <12 months old; 7.5mg/kg for ≥12 months old QD: once-daily; RESOLVE-P: RESpiratory ObservabLE Reported Outcome-Pediatric; Enanta’s proprietary ObsRO © 2026 Enanta Pharmaceuticals, Inc. All rights reserved. © 2026 Enanta Pharmaceuticals, Inc. | 19 Trial Design

Zelicapavir High-Risk Adult Program:
Phase 2b Study Design

Trial Design

Inclusion Criteria

- Adult outpatients with RSV
- Symptom onset within 3 days
- At least one of the following:*
  - COPD
  - Congestive heart failure (CHF)
  - Asthma
  - Age ≥65



Double-Blind
Treatment Phase
Randomized 2:1
N=186
Placebo (QD)
800mg (QD)†
28 Day
Follow-up
Day 1
Day 5
Day 33

Primary Objective

Time to resolution‡ of RSV LRTD symptoms (RiiQ™ symptom scale)

Shortness of breath, wheezing, coughing, coughing up phlegm

Secondary Objective

PROs, MAVs, virology, antibiotic use, bronchodilator use, corticosteroid use, hospitalization, ICU, mechanical ventilation, all cause mortality, PK & safety

- **HR3 = ~80% of the population with CHF, COPD, or age ≥75**

First proof-of-concept Phase 2 high-risk adult outpatient study with positive clinical signal

COPD: Chronic Obstructive Pulmonary Disease; LRTD: Lower respiratory Tract Disease; PROs: Patient Reported Outcomes; MAVs: Medically Attended Visits; ICU: Intensive Care Unit; PK: Pharmacokinetics; QD: Once-daily

*Proportion of patients aged 65-74 years or those with asthma capped at 20% of the total population; †Equivalent to 600mg suspension dosage form used in challenge study; ‡Resolution: all symptoms mild or absent

© 2026 Enanta Pharmaceuticals, Inc. | 20

Zelicapavir Phase 2b High-Risk Adult Study Faster Time to Complete Symptom Resolution by RiiQ Industry’s first proof-of-concept demonstrated in high-risk adult outpatients Efficacy Population HR3 Population* 7.2d 20 (34%) 6.7d 3.6d Placebo 18 (35%) (19%) Zelicapavir 16 2.2d (14%) 3.0d 14 (20%) 0.5d 12 (4%) 10 8 6 4 2 13.0 12.5 16.0 13.8 18.9 15.3 15.0 12.0 18.9 12.2 21.0 13.8 0 LRTD All RSV Total RiiQ LRTD All RSV Total RiiQ 4 Symptoms 13 Symptoms 29 Parameters 4 Symptoms 13 Symptoms 29 Parameters *HR3 Population = Patients with CHF, COPD, or age >75 ; LRTD = lower respiratory tract disease © 2026 Enanta Pharmaceuticals, Inc. | 21 Median days to alleviation of symptoms

Zelicapavir Phase 2b High-Risk Adult Study Faster Time to Symptom Resolution by PGI-S • Statistically significant 2-day faster symptom resolution by PGI-S compared to placebo Efficacy Population (p=0.0446) H R3 Population (p=0.0465) Time Since First Dose (days) PGI-S: Patient Global Impression of Severity: “In the past 24 hours, what was the severity of your overall RSV-related symptoms at their worst?” HR3 Population: Patients with CHF, COPD, or age >75 © 2026 Enanta Pharmaceuticals, Inc. | 22 Survival Probability of RSV Symptoms Being Unresolved

Zelicapavir Phase 2b High-Risk Adult Study Hospitalization and Death Endpoints • Lower hospitalization rate for patients treated with zelicapavir Placebo Zelicapavir All-cause hospitalizations 5.0% (3/60) 1.7% (2/115) RSV-associated hospitalizations 5.0% (3/60) 0% (0/115) (blinded investigator attribution) • One death on placebo; no deaths on zelicapavir © 2026 Enanta Pharmaceuticals, Inc. | 23

Zelicapavir Phase 2b High-Risk Adult Study Conclusions • Zelicapavir demonstrated compelling results on multiple clinically meaningful & potential registrational endpoints measuring different aspects of RSV disease ü Up to one week improvement in complete RiiQ symptom resolution ü Statistically significant improvement in PGI-S ü Lower hospitalization rate • Robust antiviral effect • Well tolerated, with a favorable safety profile Data support advancing zelicapavir into registrational development RiiQ: Respiratory Infection Intensity and Impact Questionnaire; PGI-S: Patient Global Impression of Severity © 2026 Enanta Pharmaceuticals, Inc. | 24

Zelicapavir Phase 2b/3 Study Elements Element Outcome Registrational Path Single Phase 2b/3 Study TM Primary endpoint Time to complete resolution of all 13 RSV symptoms as measured RiiQ Study population Adult outpatients with CHF, COPD or 75 years or older (HR3) MITT of unvaccinated patients, vaccinated patients (10%) would be Primary analysis set included in a separate supportive ITT analysis Sample size 860 Dosing duration 800 mg of zelicapavir per day for 7 days MITT: Modified Intent to Treat © 2026 Enanta Pharmaceuticals, Inc. | 25

Zelicapavir High-Risk Adult (HR3) Program:
Phase 2b/3 Global Registrational Study Design


Trial Design
Inclusion Criteria
Adult outpatients with RSV*
Symptom onset within 3 days
At least one of the following:
COPD
Congestive heart failure
Age ≥75
Double-Blind Treatment Phase
Randomization 1:1
Ph2b/3
N= 200/ 660
Placebo (QD)
800mg (QD)
28 Day Follow-up
Day 1
Day 7
Day 35

Primary Objective*

Time to complete resolution of 13 RSV symptoms as measured by RiiQ™

Secondary Objective

Reduction in hospitalization rate due to RSV

Other Secondary Objectives:
Additional clinical efficacy measures, virology, safety

Study to start in 4Q 2026; Phase 2b data in 2027 to confirm endpoints and sizing

* Patients who have received an RSV vaccine are capped at 10%; Primary endpoint is on MITT of unvaccinated patients (vaccinated patients included in a separate supportive ITT analysis)
COPD: Chronic Obstructive Pulmonary Disease; PGI-S: Patient Global Impression of Severity; QD: Once-daily; RiiQ: Respiratory Infection Intensity and Impact Questionnaire

© 2026 Enanta Pharmaceuticals, Inc. | 26

Zelicapavir RSV Treatment Opportunity Summary

First-in-Disease Asset	• Enanta pioneering development with zelicapavir, a potential **first-in-disease RSV treatment** • **First direct-acting therapeutic to demonstrate efficacy** in adults at high risk for severe RSV • **Resolved symptoms ~7 days faster** and **reduced hospitalization by 66%** (Phase 2b)
Path to Approval	• **Single Phase 2b/3** is a registrational path in high-risk adults • Primary endpoint: **Complete resolution of symptoms** as measured by RiiQ™ • **Registrational development** to start 4Q 2026 with **Phase 2b results expected 2027** – Additional expansion opportunities in pediatrics and other high risk adult populations
Addresses Significant Unmet Need	• Despite preventatives, treatments needed as RSV is a major disease burden causing **3.6m – 6.8m outpatient visits** and **190k – 370k hospitalizations** each year in the US[1] • Potential **addressable population of >3 million patients** in the US; with an **RSV market potential of up to ~$3.5B**[2]

1. During the 10/2024-9/2025 season per CDC https://www.cdc.gov/rsv/php/surveillance/burden-estimates.html
2. Assumes patient numbers and pricing in the year 2026

© 2026 Enanta Pharmaceuticals, Inc. | 27

Enanta RSV Portfolio Enables Sustained Leadership Position Designed to Address Broad Unmet Medical Needs First-in-Disease Best-in-Disease / Expansion Zelicapavir EDP-323 • Goal is to treat all high-risk patient populations (in/out-patients) – Pediatric patients (28 days – 3 years) – HR3 Adults: ≥75 years old, COPD, CHF – Chronic kidney disease, immunocompromised, diabetes, cancer • Possibility to develop as a preventative – Post-exposure prophylaxis for all populations – Pre-exposure prophylaxis for immunocompromised • Potential to provide additional benefit in harder to treat patients (e.g. severely immunocompromised, etc) with a combination treatment COPD: Chronic Obstructive Pulmonary Disease; CHF: Congestive Heart Failure © 2026 Enanta Pharmaceuticals, Inc. | 28

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